Xtrackers Risk Managed USD High Yield Strategy ETF
Summary Prospectus | December 19, 2025

Ticker: HYRM	Stock Exchange: NYSE Arca, Inc.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, Statement of Additional Information (SAI) and other information about the fund online at go.dws.com/ETFpros. You can also get this information at no cost by e-mailing a request to dbxquestions@list.db.com, calling 1-844-851-4255 or asking your financial representative. The Prospectus and SAI, both dated December 19, 2025, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Adaptive Wealth Strategies Risk Managed High Yield Index.
Fees and Expenses
These are the fees and expenses that you will pay when you buy, hold and sell shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of shares of the fund, which are not reflected in the table and example below.
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.30
Other Expenses	None
Acquired funds fees and expenses[1]	0.06
Total annual fund operating expenses	0.36
Fee waiver/expense reimbursement	0.06
Total annual fund operating expenses after fee waiver	0.30
1 “Acquired Fund Fees and Expenses” reflect the fund’s pro rata share of the fees and expenses incurred by investing primarily in Xtrackers USD High Yield Corporate Bond ETF and any other exchange-traded funds (“ETFs”) advised by DBX Advisors LLC (“DBX”) or money market mutual funds advised by DWS Investment Management Americas, Inc., an affiliate of DBX (each, an “Underlying Fund,” and collectively, the “Underlying Funds”). The impact of Acquired Fund Fees and Expenses is included in the total returns of the fund. Acquired Fund Fees and Expenses are not used to calculate the fund’s net asset value (“NAV”) per share.
To the extent the fund invests in the shares of an affiliated fund, the Advisor has contractually agreed until December 22, 2026 to waive fees and/or reimburse the fund’s expenses to limit the fund’s current operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) by an amount equal to the acquired fund’s fees and expenses attributable to the fund’s investments in affiliated funds. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$31	$110	$196	$450
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 100% of the average value of its portfolio.
Principal Investment Strategies
The fund, using a “passive” or indexing investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, of the

Adaptive Wealth Strategies Risk Managed High Yield Index (the “Underlying Index”), which is designed to track the performance of the US dollar-denominated high yield corporate bond market during normal market conditions, and the performance of a USD cash position accruing interest at the Effective Federal Funds Rate (the interest rate depository institutions such as banks charge each other for overnight loans to meet their reserve requirements) during periods of adverse market conditions.
The Underlying Index uses a rules-based allocation mechanism to allocate between either 100% exposure to the Solactive USD High Yield Corporates Total Market Index (“High Yield Bond Position”) or 100% exposure to the Solactive Fed Funds Effective Rate Total Return Index (“Cash Position”), based on quantitative market risk signals derived from the following two measurements of price changes in the market: Cboe Volatility Index (“VIX”) and the Moving Average Convergence Divergence (“MACD”). The Underlying Index aims to allocate to the High Yield Bond Position when the quantitative market risk signals indicate that market risk is relatively low and allocate to the Cash Position when one or both of the quantitative market risk signals indicate that market risk is relatively high.
The High Yield Bond Position, as represented by the Solactive USD High Yield Corporates Total Market Index, is designed to track the performance of a basket of US dollar-denominated high yield liquid corporate bonds. Currently, the bonds eligible for inclusion in the Solactive USD High Yield Corporates Total Market Index include US dollar-denominated high yield corporate bonds that: (i) are issued by companies with a country of risk classified as developed markets by Solactive AG (“Solactive” or “Calculation Agent”); (ii) have a composite rating calculated from available ratings among three rating agencies: Moody’s® Investors Service, Inc. (“Moody’s”), Fitch, Inc. (“Fitch”) and Standard & Poor’s® Financial Services, LLC (“S&P”) as sub-investment grade; (iii) are from issuers with at least $1 billion outstanding face value; (iv) have at least $400 million of outstanding face value; (v) have an original maturity date at most 15 years; and (vi) have at least one year to maturity (or at least 20 months to maturity for bonds newly added to the index). In addition, the Solactive USD High Yield Corporates Total Market Index may include a substantial number of bonds offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Under normal circumstances, the Solactive USD High Yield Corporates Total Market Index is reconstituted and rebalanced on a monthly basis. The Cash Position, as represented by the Solactive Fed Funds Effective Rate Total Return Index, is comprised of a USD cash component accruing interest on a daily basis.
Quantitative Market Risk Signals. The Underlying Index uses two quantitative signals calculated daily by Solactive to determine if the Underlying Index will be allocated to the High Yield Bond Position or the Cash Position.
The VIX is a benchmark index designed to measure the 30-day expected volatility of the US stock market. If the VIX is elevated relative to its historic levels, such that the VIX has a “z-score” (a measure of how many standard deviations above or below the mean a data point is) of 2 or greater (meaning that the VIX is two or more standard deviations above its historic mean, as calculated since 12/29/2006), it will signal an exit vote (i.e., allocation to the Cash Position).
The MACD is a momentum indicator which shows the relationship between long-term and short-term trends in security prices. To measure this, the MACD looks at the 26-day and 12-day average price of securities with greater weight given to more recent data. If security prices are falling more rapidly in the short-term as compared to the longer-term trend (measured against the MACD’s historic mean, as calculated since 12/29/2006), it will signal an exit vote (i.e., allocation to the Cash Position).
Allocating to the Cash Position and High Yield Bond Position. If the Underlying Index is allocated to the High Yield Bond Position, it will remain there until one or both of the exit votes described above is signaled. If an exit vote is signaled from either the VIX or MACD, the Underlying Index will allocate to the Cash Position.
If the Underlying Index is allocated to the Cash Position, it will re-allocate to the High Yield Position only when both exit votes are no longer signaled.
Once an allocation decision has been made, the new weighting becomes effective on the fourth trading day after the decision and will be changed on a pro rata basis by 50% on the first day of rebalancing and by the remaining 50% on the next business day. After changing its allocation position, the Underlying Index must remain in the same allocation for at least ten (10) trading days before it can change its allocation again.
The Fund’s Investment Strategy. The fund will invest at least 80% of its total assets in the securities and other instruments of the Underlying Index, or in investments that have economic characteristics that are substantially identical to that of the component securities and instruments. Due to regulatory changes, effective June 11, 2026, the fund will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities (including depositary receipts in respect of such securities) of the Underlying Index, or in investments that have economic characteristics that are substantially identical to that of component securities and instruments.
The Advisor expects to obtain exposure to the High Yield Bond Position primarily by investing in Xtrackers USD High Yield Corporate Bond ETF (HYLB). HYLB seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive

Xtrackers Risk Managed USD High Yield Strategy ETF
Summary Prospectus December 19, 2025

USD High Yield Corporates Total Market Index. HYLB will invest at least 80% of its total assets (but typically far more) in instruments that comprise the Solactive USD High Yield Corporates Total Market Index, which include high yield liquid US dollar-denominated corporate bonds issued by domestic and foreign issuers, and may include a substantial number of bonds offered pursuant to Rule 144A under the 1933 Act. Due to regulatory changes, effective June 11, 2026, HYLB will replace this 80% investment policy and related disclosures set forth in this prospectus. Specifically, effective June 11, 2026, under normal circumstances, HYLB will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities of the Solactive USD High Yield Corporates Total Market Index. The fund may also invest in Xtrackers High Beta High Yield Bond ETF (HYUP) and Xtrackers Low Beta High Yield Bond ETF (HYDW). HYUP and HYDW each invest in the same investable universe as HYLB but focus on segments of the high yield bond market exhibiting higher and lower beta, respectively (beta is a measure of a security’s price sensitivity to overall market movements). Each of HYLB, HYUP and HYDW are affiliated exchange traded funds managed by the Advisor (“Underlying ETFs”).
Each Underlying ETF uses a representative sampling indexing strategy in seeking to track its respective underlying index, meaning each Underlying ETF generally will invest in a sample of securities in its underlying index whose risk, return and other characteristics resemble the risk, return and other characteristics of the underlying index as a whole.
The Advisor expects to obtain exposure to the Cash Position by investing in one or more money market mutual funds (“Underlying Money Market Funds”) advised by DWS Investment Management Americas, Inc. (“DIMA”), an affiliate of the Advisor, including Institutional Shares of DWS Government Money Market Series (“ICAXX”), as well as US government securities. ICAXX is an institutional money market fund that seeks maximum current income to the extent consistent with stability of principal. ICAXX is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. The fund operates as a “government money market fund,” as such term is defined under federal regulations. As a government money market fund, the fund is required to invest at least 99.5% of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments. The fund follows policies designed to maintain a stable $1.00 share price. The fund primarily invests in the following types of investments:
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US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.
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Repurchase agreements backed by these instruments. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.
The fund may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and/or repurchase agreements that are collateralized by US government securities. The fund considers repurchase agreements with the Federal Reserve Bank of New York to be US government securities.
At times when the fund is allocated to the High Yield Bond Position, the fund will, indirectly through its investment in the Underlying ETFs, concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to the extent that its Underlying Index is concentrated. As of October 31, 2025, a significant percentage of the Underlying Index was comprised of issuers in the consumer cyclical and communications sectors. The fund’s exposure to particular sectors may change over time to correspond to changes in the Underlying Index.
The fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).
Each signal described above could go for long periods without changing but could also change more frequently during periods of high market volatility. As a result, the fund may or may not experience high turnover of its portfolio securities.
The Underlying Index is owned by NorthCrest Asset Management (the “Index Provider”). An affiliate of the Index Provider provided initial seed capital to the fund and thereby the Index Provider may be considered an affiliated person of the fund from time to time, depending on the size of the seed investment relative to the fund’s total assets. The Index Provider has no other relationship with the fund or Advisor. The Underlying Index is calculated and maintained by Solactive. The fund is not sponsored, endorsed, sold or promoted by Solactive.
Securities lending. The fund may lend securities (up to one-third of total assets) to approved institutions, such as registered broker-dealers, pooled investment vehicles, banks and other financial institutions. In connection with such loans, the fund receives liquid collateral in an amount that is based on the type and value of the securities being lent, with riskier securities generally requiring higher levels of collateral.
Active trading. The fund may trade securities actively and this may lead to high portfolio turnover.

Xtrackers Risk Managed USD High Yield Strategy ETF
Summary Prospectus December 19, 2025

Main Risks
As with any investment, you could lose all or part of your investment in the fund, and the fund’s performance could trail that of other investments. The fund is subject to the main risks noted below, any of which may adversely affect the fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective, as well as other risks that are described in greater detail in the section of this Prospectus entitled “Additional Information About Fund Strategies, Underlying Index Information and Risks” and in the Statement of Additional Information (“SAI”). An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Because the fund invests in one or more Underlying Funds, the risks listed here include those of the Underlying Funds as well as those of the fund itself. Therefore, in these risk descriptions the term “the fund” may refer to the fund itself, one or more Underlying Funds, or both.
Fixed income securities risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer, willingness of broker-dealers and other market participants to make markets in the applicable securities, and general market liquidity (i.e., market risk). Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt securities in which it invests or to find and purchase debt instruments included in the Underlying Index.
Market disruption risk. Economies and financial markets throughout the world have become increasingly interconnected, which has increased the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. This includes reliance on global supply chains that are susceptible to disruptions resulting from, among other things, war and other armed conflicts, tariffs, extreme weather events, and natural disasters. Such supply chain disruptions can lead to, and have led to, economic and market disruptions that have far-reaching effects on financial markets worldwide. The value of the fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources including labor, debt levels and credit ratings, and trade policies, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and other globally interconnected occurrences, including war and other armed conflicts, terrorism, economic uncertainty or financial crises, contagion, tariffs and trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, supply chain disruptions, climate change and related events or conditions, have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Adverse market conditions or disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.
Current military and other armed conflicts in various geographic regions, including those in Europe and the Middle East, among others, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the fund's investments. The extent and duration of any military or other armed conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.
Other market disruption events include pandemic spread of viruses, such as the novel coronavirus known as COVID-19, which have caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain disruptions, and may adversely affect the fund and its investments.
In addition, markets are becoming increasingly susceptible to disruption events resulting from the use of new and emerging technologies to engage in cyber-attacks or to take over the websites and/or social media accounts of companies, governmental entities or public officials, or to otherwise pose as or impersonate such, which then may be used to disseminate false or misleading information that can cause volatility in financial markets or for the securities of a particular company, group of companies, industry or other class of assets.

Xtrackers Risk Managed USD High Yield Strategy ETF
Summary Prospectus December 19, 2025

Adverse market conditions or particular market disruptions, such as those discussed above, may magnify the impact of each of the other risks described in this “MAIN RISKS” section and may increase volatility in one or more markets in which the fund invests leading to the potential for greater losses for the fund.
Inflation risk. Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the fund's portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
High yield securities risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch, Inc. or “Baa3” by Moody’s Investors Services, Inc.), or are unrated, may be deemed speculative and may be more volatile than higher rated securities of similar maturity with respect to the issuer’s continuing ability to meet principal and interest payments. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in the NAV of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities because there may be no established secondary market. Investments in high-yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities could experience sudden and sharp volatility, which is generally associated more with investments in stocks.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates and other factors. Changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and potential illiquidity and may detract from fund performance to the extent the fund is exposed to such interest rates and/or volatility. Rising interest rates could cause the value of the fund's investments — and therefore its share price as well — to decline. A rising interest rate environment may cause investors to move out of fixed-income securities and related markets on a large scale, which could adversely affect the price and liquidity of such securities and could also result in increased redemptions from the fund.
Credit risk. The fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities. Because the issuers of junk bonds may be in uncertain financial health, the prices of their debt securities could be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit ratings may not be an accurate assessment of credit risk.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any changes or unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance.
Quantitative signals risk. The performance of the Underlying Index will be significantly affected by the extent to which the signals utilized to determine whether the Underlying Index is invested in the High Yield Bond Position or the Cash Position correctly identify potential drawdowns and periods of positive returns. The methodology upon which the Underlying Index relies is based on certain assumptions made in reliance on historical market data and it may fail to predict future market events or respond in a way that is advantageous for the fund. There can be no assurance that the signals will behave as expected in all market conditions.
Downside protection model risk. The Advisor cannot offer assurances that the downside protection model employed by the Underlying Index methodology will achieve its intended results, or that downside protection will be provided during periods of adverse market conditions. Investment in a fund that utilizes a downside protection model that seeks to minimize risk only during certain prolonged periods of adverse market conditions may not be appropriate for every investor seeking a particular risk profile.
Trend lag risk. Once market trends signal that the fund will reallocate, the fund requires five (5) trading days to complete reallocation during which the fund may not be protected from losses in a downward market or benefit from an upward market. Following an allocation change, the fund is then locked in that position for an additional

Xtrackers Risk Managed USD High Yield Strategy ETF
Summary Prospectus December 19, 2025

period of ten (10) trading days during which the fund may be adversely affected if the market trend reverses course and the fund must wait to reallocate accordingly.
Active trading risk. Active securities trading, due to reallocations between the Cash Position and the High Yield Bond Position during periods of high volatility, could raise transaction costs (thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates (e.g., short-term capital gains).
Foreign investment risk. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the fund's foreign investments, prevent the fund from realizing the full value of its foreign investments or prevent the fund from selling foreign securities it holds. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets.
Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. In addition, the fund may be limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the US. The foreign investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.
Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments. In addition, because non-US markets may be open on days when the fund does not price its shares, the value of the foreign securities in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares.
Underlying funds risk. To the extent the fund invests a substantial portion of its assets in one or more Underlying Funds, the fund’s performance will be directly related to the performance of an underlying fund. The fund’s investments in other investment companies subject the fund to the risks affecting those investment companies.
In addition, the fund indirectly pays a portion of the expenses incurred by an underlying fund, which lowers performance. To the extent that the fund’s allocations favor an underlying fund with higher expenses, the overall cost of investing paid by the fund will be higher.
Consumer cyclical sector risk. To the extent that the fund invests significantly in the consumer cyclical sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the consumer cyclical sector. Companies engaged in the consumer cyclical sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of tariffs or import controls, increased competition, depletion of resources and labor relations.
Communications sector risk. To the extent that the fund invests significantly in the communications sector, the fund will be sensitive to changes in, and the fund’s performance may depend to a greater extent on, the overall condition of the communications sector. Companies in the communications sector can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens.
Money market fund risk. The fund could lose money by investing in the Underlying Money Market Funds. Although an Underlying Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in an Underlying Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An Underlying Money Market Fund’s sponsor has no legal obligation to provide financial support to the Underlying Money Market Fund, and you should not expect that the sponsor will provide financial support to the Underlying Money Market Fund at any time.
Restricted securities/Rule 144A securities risk. The fund may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. The fund may not be able to sell a restricted security promptly or at a reasonable price. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the fund’s 15% limitation on

Xtrackers Risk Managed USD High Yield Strategy ETF
Summary Prospectus December 19, 2025

illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.
Tax risk. The fund’s exposure to high yield corporate bonds through the Underlying Funds may be less tax efficient than a direct investment in high yield corporate bonds. The fund will not be able to offset its taxable income and gains with losses incurred by an Underlying Fund, because the Underlying Fund is treated as a corporation for US federal income tax purposes. The fund’s sales of shares in an Underlying Fund, including those resulting from changes in the fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the fund’s shareholders. Further, certain losses recognized on sales of shares in an Underlying Fund may be deferred under the wash sale rules. Any loss realized by the fund on a disposition of shares in an Underlying Fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the fund of net long-term capital gain with respect to the Underlying Fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by an Underlying Fund will be treated as ordinary dividends when distributed to the fund and therefore may not be offset by any short-term capital losses incurred by the fund. The fund’s short-term capital losses might instead offset long-term capital gains realized by the fund, which would otherwise be eligible for reduced US federal income tax rates when distributed to individual and certain other non-corporate shareholders.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.
Although the fund primarily seeks to redeem shares of the fund on an in kind basis, if the fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests, to rebalance in accordance with the Underlying Index or to satisfy other cash needs, the fund may suffer a loss or recognize a gain that may be distributed to shareholders as a taxable distribution. This may be magnified in a rising interest rate environment, in a heightened market risk environment or in other circumstances where redemptions from the fund or rebalancing of the fund’s assets may be higher than normal.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods and the value determined for an investment may be materially different from the value realized upon such investment’s sale.
Issuer-specific risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
Passive investing risk. Unlike a fund that is actively managed, in which portfolio management buys and sells securities based on research and analysis, the fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. Because the fund is designed to maintain a high level of exposure to the Underlying Index at all times, portfolio management generally will not buy or sell a security unless the security is added or removed, respectively, from the Underlying Index, and will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Index-related risk. The fund seeks investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index as published by the Calculation Agent. There is no assurance that the Calculation Agent will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. The Index Provider may cease publication of the Underlying Index or may terminate the license agreement allowing the fund to use the Underlying Index, either of which could have a material adverse effect on the fund. Market disruptions could cause delays in the Underlying Index’s rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing schedule. Generally, neither the Index Provider or the Calculation Agent provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Underlying Index or its related data, and does not guarantee that the Underlying Index will be in line with its stated methodology. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its stated methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the fund and its shareholders. The Advisor may have limited ability to detect such errors and neither the Advisor nor its affiliates provide any warranty or guarantee against such errors. Therefore, the gains, losses or costs associated with the Calculation Agent’s errors will generally be borne by the fund and its shareholders.

Xtrackers Risk Managed USD High Yield Strategy ETF
Summary Prospectus December 19, 2025

Index-related risk may be higher for a fund that tracks an index comprised of, or an index that includes, foreign securities because regulatory and reporting requirements may differ from those in the US, resulting in a heightened risk of errors in the index data, index computation and/or index construction due to unreliable, outdated or unavailable information.
Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. The performance of the fund may diverge from that of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The fund’s return also may diverge from the return of the Underlying Index because the fund bears the costs and risks associated with buying and selling securities (especially when reconstituting or rebalancing the fund’s securities holdings to reflect changes in the Underlying Index) while such costs and risks are not factored into the return of the Underlying Index. Transaction costs, including brokerage costs, will decrease the fund’s NAV to the extent not offset by the transaction fee payable by an “Authorized Participant” (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure in order to track the Underlying Index. Moreover, the use of a representative sampling investment approach (i.e., investing in a representative selection of securities included in the Underlying Index rather than all securities in the Underlying Index) may cause the fund’s return to not be as well correlated with the return of the Underlying Index as would be the case if the fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. In addition, the fund may not be able to invest in certain securities included in the Underlying Index, or invest in them in the exact proportions in which they are represented in the Underlying Index, due to government imposed legal restrictions or limitations, a lack of liquidity in the markets in which such securities trade, potential adverse tax consequences or other reasons. To the extent the fund calculates its net asset value based on fair value prices and the value of the Underlying Index is based on market prices (i.e., the value of the Underlying Index is not based on fair value prices), the fund’s ability to track the Underlying Index may be adversely affected. Tracking error risk may be heightened during times of increased market volatility or other unusual market conditions. For tax purposes, the fund may sell certain securities, and such sale may cause the fund to recognize a taxable gain or a loss and deviate from the performance of the Underlying Index. In light of the factors discussed above, the fund’s return may deviate significantly from the return of the Underlying Index.
Tracking error risk may be higher for funds that track indices with significant weight in foreign issuers than funds that do not track such indices. The fund may also experience operational delays in establishing the necessary accounts and required regulatory approvals to trade, which may delay the fund’s ability to hold securities included in the Underlying Index.
Market price risk. Fund shares are listed for trading on an exchange and are bought and sold in the secondary market at market prices. The market prices of shares will fluctuate, in some cases materially, in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from the NAV during periods of market volatility. The Advisor cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units (defined below), the Advisor believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. If market makers exit the business or are unable to continue making markets in fund shares, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market). Further, while the creation/redemption feature is designed to make it likely that shares normally will trade close to the value of the fund’s holdings, disruptions to creations and redemptions, including disruptions at market makers, APs or other market participants, or during periods of significant market volatility, may result in market prices that differ significantly from the value of the fund’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of fund shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, the securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares trade. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the shares’ NAV is likely to widen. If the markets for the fund’s portfolio securities experience decreased liquidity, the trading markets for the fund’s shares may also become less liquid with corresponding widening in the bid-ask spreads and differences between the market price and NAV of the fund’s shares. Further, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in the fund’s market price. The fund’s investment results are measured based upon the daily NAV of the fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming shares directly with the fund at NAV.
Operational and technology risk. Cyber-attacks, disruptions, or failures that affect the fund’s service providers, index provider or counterparties, issuers of securities held

Xtrackers Risk Managed USD High Yield Strategy ETF
Summary Prospectus December 19, 2025

by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ or index provider’s assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers or index provider may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers or index provider could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, index provider, fund counterparties, issuers of securities held by the fund or other market participants.
Authorized Participant concentration risk. The fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs who have entered into agreements with the fund’s distributor may engage in creation or redemption transactions directly with the fund (as described in the section of this Prospectus entitled “Buying and Selling Shares”). If those APs exit the business or are unable to process creation and/or redemption orders, (including in situations where APs have limited or diminished access to capital required to post collateral) and no other AP is able to step forward to create and redeem in either of these cases, shares may trade at a discount to NAV like closed-end fund shares and may even face delisting (that is, investors would no longer be able to trade shares in the secondary market).
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Securities lending risk. Securities lending involves the risk that the fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the fund to reinvest the proceeds of a sale of securities or prevent the fund from selling securities at times that may be appropriate to track the Underlying Index. The fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities, or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.
Past Performance
The bar chart and table below provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of the Underlying Index and a required broad-based securities market index, and may also be compared to a more narrowly based index that the Advisor believes more closely aligns with the fund’s investment strategy. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available on the fund’s website at Xtrackers.com (the website does not form a part of this prospectus).
CALENDAR YEAR TOTAL RETURNS(%)

	Returns	Period ending
Best Quarter	6.95%	December 31, 2023
Worst Quarter	-0.23%	September 30, 2023
Year-to-Date	4.59%	September 30, 2025
Average Annual Total Returns
(For periods ended 12/31/2024 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns

Xtrackers Risk Managed USD High Yield Strategy ETF
Summary Prospectus December 19, 2025

are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	2/10/2022	7.89	3.61
After tax on distribu- tions		5.24	1.21
After tax on distribu- tions and sale of fund shares		4.62	1.68
Adaptive Wealth Strate- gies Risk Managed High Yield Index (reflects no deductions for fees, expenses or taxes)		7.87	3.91
Bloomberg U.S. Universal Bond Index (reflects no deductions for fees, expenses or taxes)		2.04	-0.93
Solactive USD High Yield Corporates Total Market Index (reflects no deductions for fees, expenses or taxes)		7.87	3.91
The Solactive USD High Yield Corporates Total Market Index is an index that is more narrowly based than the fund’s broad-based index that reflects the sector in which the fund invests.
Management
Investment Advisor
DBX Advisors LLC
Portfolio Managers
Benjamin Spalding, CESGA, Vice President of DBX Advisors LLC, Vice President and Senior Portfolio Engineer & Team Lead, Xtrackers, of DWS Investment Management Americas, Inc. Senior Portfolio Manager of the fund. Began managing the fund in 2022.
Jason Meyerberg, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Nancy Thai, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2024.
Nicholas Crociata, CESGA, Vice President of DBX Advisors LLC, Assistant Vice President and Portfolio Engineer, Xtrackers, of DWS Investment Management Americas, Inc. Portfolio Manager of the fund. Began managing the fund in 2025.
Purchase and Sale of Fund Shares
The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual fund shares may only be purchased and sold through a brokerage firm. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to APs who have entered into agreements with ALPS Distributors, Inc., the fund’s distributor. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares (the “bid-ask spread”). Information on the fund’s net asset value, market price, premiums and discounts and bid-ask spreads may be found at Xtrackers.com (the website does not form a part of this prospectus).
Tax Information
The fund's distributions are generally taxable to you as ordinary income or capital gains, except when you are tax-exempt or when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Xtrackers Risk Managed USD High Yield Strategy ETF
Summary Prospectus December 19, 2025 HYRM-SUM